                                                                     EXHIBIT 99b

FISCAL YEAR 2004 2ND QUARTER
EARNINGS CONFERENCE CALL

                                                    Larry Yost, Chairman and CEO
                                  Carl Soderstrom, Senior Vice President and CFO


                                                                  APRIL 23, 2004

                                                             (ARVINMERITOR LOGO)

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

    FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates; availability and cost of raw materials; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to access capital markets; the credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor's Securities and Exchange Commission filings.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

2ND QUARTER INCOME STATEMENT

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)           QUARTER ENDED MARCH 31,
                                        -------------------------------------------------
                                                                        BETTER/(WORSE)
                                                                    ---------------------
                                          2004          2003            $            %
                                          ----          ----            -            -
SALES                                   $ 2,254       $ 1,993       $   261           13%
COST OF SALES                            (2,053)       (1,807)         (246)        -14%
                                        -------       -------       -------
GROSS MARGIN                                201           186            15            8%
SG&A                                       (124)         (114)          (10)         -9%
GAIN ON DIVESTITURES                         20             2            18          900%
RESTRUCTURING COSTS                          (8)          (11)            3           27%
ENVIRONMENTAL REMEDIATION COSTS              (8)           --            (8)
                                        -------       -------       -------
OPERATING INCOME                             81            63            18           29%
EQUITY IN EARNINGS OF AFFILIATES              5             1             4          400%
INTEREST EXPENSE, NET AND OTHER             (25)          (27)            2            7%
                                        -------       -------       -------
INCOME BEFORE INCOME TAXES                   61            37            24           65%
PROVISION FOR INCOME TAXES                  (16)          (12)           (4)        -33%
MINORITY INTERESTS                           (4)           (1)           (3)       -300%
                                        -------       -------       -------
NET INCOME                              $    41       $    24       $    17           71%
                                        =======       =======       =======
DILUTED EPS                             $  0.59       $  0.36       $  0.23           64%
                                        =======       =======       =======

OPERATING MARGIN                            3.6%          3.2%          0.4 PTS

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(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

2ND QUARTER SEGMENT SALES

(IN MILLIONS)                              QUARTER ENDED MARCH 31,
                                   -----------------------------------------
                                                            BETTER/(WORSE)
                                                         -------------------
                                    2004       2003          $           %
                                    ----       ----          -           -
SALES
   LIGHT VEHICLE SYSTEMS
        NORTH AMERICA              $  523     $  534     $  (11)        -2%
        EUROPE                        606        522         84          16%
        SOUTH AMERICA                  44         39          5          13%
        ASIA-PACIFIC AND OTHER         66         69         (3)        -4%
                                   ------     ------     ------
             TOTAL                  1,239      1,164         75           6%
   COMMERCIAL VEHICLE SYSTEMS
        NORTH AMERICA                 470        350        120          34%
        EUROPE                        210        173         37          21%
        SOUTH AMERICA                  30         19         11          58%
        ASIA-PACIFIC AND OTHER         59         47         12          26%
                                   ------     ------     ------
             TOTAL                    769        589        180          31%
   LIGHT VEHICLE AFTERMARKET
        NORTH AMERICA                 134        143         (9)        -6%
        EUROPE                         51         51         --           0%
        SOUTH AMERICA                   7          4          3          75%
        ASIA-PACIFIC AND OTHER          7          6          1          17%
                                   ------     ------     ------
             TOTAL                    199        204         (5)        -2%
   OTHER - NORTH AMERICA               47         36         11          31%
                                   ------     ------     ------
     TOTAL                         $2,254     $1,993     $  261          13%
                                   ======     ======     ======

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

2ND QUARTER SEGMENT OPERATING INCOME

(IN MILLIONS)                           QUARTER ENDED MARCH 31,
-------------                  --------------------------------------------
                                                           BETTER/(WORSE)
                                                           --------------
                                2004          2003          $          %
                                ----          ----          -          -
OPERATING INCOME
  LIGHT VEHICLE SYSTEMS (1)    $    46       $    29       $ 17         59%
  COMMERCIAL VEHICLE SYSTEMS        38            29          9         31%
  LIGHT VEHICLE AFTERMARKET         (3)            6         (9)     -150%
  OTHER                             --            (1)         1        100%
                               -------       -------       ----
     TOTAL OPERATING INCOME    $    81       $    63       $ 18         29%
                               =======       =======       ====

OPERATING MARGIN
  LIGHT VEHICLE SYSTEMS            3.7%          2.5%       1.2  PTS
  COMMERCIAL VEHICLE SYSTEMS       4.9%          4.9%        --  PTS
  LIGHT VEHICLE AFTERMARKET      -1.5%           2.9%      (4.4) PTS
  OTHER                            0.0%        -2.8%        2.8  PTS
     TOTAL OPERATING MARGIN        3.6%          3.2%       0.4  PTS

(1) INCLUDES A GAIN ON THE SALE OF THE RIDE CONTROL JOINT VENTURE OF $20 MILLION AND ENVIRONMENTAL REMEDIATION COSTS OF $8 MILLION IN THE QUARTER ENDED MARCH 31, 2004.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

BALANCE SHEET HIGHLIGHTS

(IN MILLIONS)                                           MAR. 31,       DEC. 31,   SEPT. 30,     JUNE 30,     MAR. 31,
                                                         2004           2003        2003          2003        2003
                                                         ----           ----        ----          ----        ----
CASH                                                    $   119       $   137      $   103      $   103      $   121
                                                        =======       =======      =======      =======      =======

SHORT-TERM DEBT                                         $     3       $    12      $    20      $    12      $     9
LONG-TERM DEBT                                            1,527         1,572        1,541        1,562        1,474
                                                        -------       -------      -------      -------      -------
  TOTAL DEBT                                            $ 1,530       $ 1,584      $ 1,561      $ 1,574      $ 1,483
                                                        =======       =======      =======      =======      =======

MINORITY INTERESTS                                           68            73           64           73           66
EQUITY                                                    1,051         1,024          899        1,040          885
TOTAL DEBT TO CAPITAL                                        58%           59%          62%          59%          61%

NET DEBT (1)                                              1,652         1,740        1,742        1,823        1,747

WORKING CAPITAL (2)                                         419           380          278          270           84
FACTORED RECEIVABLES                                         16            70           47           89           95
SECURITIZED RECEIVABLES                                     225           223          237          263          290
NON-CASH WORKING CAPITAL (3)                                660           673          562          622          469
WORKING CAPITAL % OF SALES (4)                              7.7%          8.1%         7.2%         8.2%         6.4%

(1) NET DEBT IS CALCULATED AS TOTAL DEBT PLUS FACTORED AND SECURITIZED RECEIVABLES LESS CASH.

(2)   EXCLUDES CASH AND SHORT TERM DEBT.

(3)   INCLUDES ACCOUNTS RECEIVABLE SECURITIZATION AND FACTORED RECEIVABLES.

(4)   BASED ON LAST TWELVE MONTHS' SALES.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL



CASH FLOW HIGHLIGHTS

(IN MILLIONS)                                                              SIX MONTHS ENDED MARCH 31,
-------------                                                              --------------------------
                                                                                2004       2003
                                                                                ----       ----
NET INCOME                                                                      $  60      $  56
ADJUSTMENTS TO INCOME:
        DEPRECIATION AND AMORTIZATION                                             112        103
        GAIN ON SALE OF MARKETABLE SECURITIES                                      (7)        --
        RESTRUCTURING COSTS, NET OF EXPENDITURES                                   (2)         3
        GAIN ON DIVESTITURES                                                      (20)        (2)
        PENSION AND RETIREE MEDICAL EXPENSE                                        66         48
        PENSION AND RETIREE MEDICAL CONTRIBUTIONS                                 (44)      (102)
        CHANGES IN ASSETS AND LIABILITIES                                        (104)       (50)
                                                                                -----      -----
CASH PROVIDED BY OPERATIONS (EX. AR SECUR. AND FACTORING)                          61         56
   ACCOUNTS RECEIVABLE SECURITIZATION AND FACTORED RECEIVABLES                    (27)       180
                                                                                -----      -----
                 CASH PROVIDED BY OPERATING ACTIVITIES                          $  34      $ 236
                                                                                =====      =====

CAPITAL EXPENDITURES                                                            $ (71)     $ (69)
ACQUISITIONS OF BUSINESSES AND INVESTMENTS, NET OF CASH ACQUIRED                   --        (91)
PROCEEDS FROM DISPOSITIONS OF PROPERTY AND BUSINESSES                              71         42
PROCEEDS FROM SALE OF MARKETABLE SECURITIES                                        18         --
                                                                                -----      -----
                 CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES               $  18      $(118)
                                                                                =====      =====

        NET CHANGE IN REVOLVING DEBT                                            $ (23)     $ (50)
        NET CHANGE IN OTHER DEBT                                                   (9)        --
                                                                                -----      -----
NET DECREASE IN DEBT                                                              (32)       (50)
PROCEEDS FROM THE EXERCISE OF STOCK OPTIONS                                         5         --
CASH DIVIDENDS                                                                    (14)       (13)
                                                                                -----      -----
                 CASH USED FOR FINANCING ACTIVITIES                             $ (41)     $ (63)
                                                                                =====      =====


(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

FY 2004 LIGHT VEHICLE
PRODUCTION OUTLOOK

(IN MILLIONS)                    FISCAL YEAR ENDED SEPTEMBER 30                    CALENDAR
                             Q1        Q2       Q3        Q4    FULL YEAR            YEAR
                             --        --       --        --    ---------            ----
NORTH AMERICA
           2004 OUTLOOK      3.9       4.1      4.3       3.8      16.1               16.1
           2003 ACTUAL       3.9       4.2      4.2       3.7      16.0               16.0
           CHANGE              0%      -2%        2%        3%        1%                 1%

WESTERN EUROPE (1)
           2004 OUTLOOK      4.1       4.3      4.4       3.8      16.6               16.7
           2003 ACTUAL       4.2       4.4      4.4       3.7      16.7               16.6
           CHANGE            -2%       -2%        0%        3%      -1%                  1%

(1) - INCLUDES CZECH REPUBLIC

SOURCE: CSM WORLDWIDE, INC.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

LIGHT VEHICLE SYSTEMS NET NEW BUSINESS

(IN MILLIONS)

                             SALES
-----------------------------------------------------------------------
                                                                                 IMPLIED
ACTUAL                                     INCREMENTAL                            ANNUAL
 2003            2004             2005            2006       CUMULATIVE           GROWTH
 ----            ----             ----            ----       ----------           ------
$4,355          $  235          $  215          $  120          $  570               4%

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

FY 2004 COMMERCIAL VEHICLE
PRODUCTION OUTLOOK

(IN THOUSANDS)                                                   FISCAL YEAR ENDED SEPTEMBER 30              CALENDAR
                                                          Q1         Q2        Q3        Q4      FULL YEAR     YEAR
                                                          --         --        --        --      ---------     ----
NORTH AMERICA - CLASS 8 TRUCKS (1)
      2004 OUTLOOK                                         47         53        63        64      227           243
      2003 ACTUAL                                          41         35        43        45      164           170
      CHANGE                                               15%        51%       47%       42%      38%           43%
WESTERN EUROPE - HEAVY & MEDIUM TRUCKS
      2004 OUTLOOK                                         95         92        95        85      367           360
      2003 ACTUAL                                          98         93        92        81      364           361
      CHANGE                                              -3%        -1%         3%        5%       1%            0%



(1) - INCLUDES U.S., CANADA AND MEXICO


SOURCE: WESTERN EUROPE - GLOBAL INSIGHT

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

FY 2004 SALES OUTLOOK

(IN MILLIONS)                                             FY 2004
                                                   FULL YEAR OUTLOOK
                                           -------------------------------------
SALES FY 2003                              $ 7,788                      $ 7,788
                                           -------                      -------
          LIGHT VEHICLE SYSTEMS                455             --           470
          COMMERCIAL VEHICLE SYSTEMS           683             --           698
          LIGHT VEHICLE AFTERMARKET             (5)            --             5
          OTHER                                 19             --            19
                                           -------                      -------
          TOTAL CHANGE                       1,152             --         1,192
                                           -------                      -------
SALES FY 2004                              $ 8,940             --       $ 8,980
                                           =======                      =======

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL


FULL YEAR FY 2004 OUTLOOK

(IN MILLIONS, EXCEPT EPS)                  FY 2003                      FY 2004
                                          FULL YEAR              FULL YEAR OUTLOOK (2)
                                          ---------        ----------------------------------

SALES                                     $   7,788        $   8,940        -       $   8,980
                                          =========        =========                =========
OPERATING MARGIN                                4.0%             3.5%       -             3.6%
                                          =========        =========                =========
NET INCOME BEFORE ACCTG. CHANGE(1)        $     140        $     150        -       $     165
                                          =========        =========                =========
DILUTED EPS BEFORE ACCTG. CHANGE(1)       $    2.06        $    2.20        -       $    2.40
                                          =========        =========                =========


NOTE (1): FY 2003 EXCLUDES THE CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE DUE TO THE ADOPTION OF FIN 46 OF $4 MILLION ($0.06 PER DILUTED SHARE).

NOTE (2): OUTLOOK DOES NOT INCLUDE THE IMPACT OF ANY FUTURE ACQUISITIONS OR DIVESTITURES.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

PLANNED FACILITY CLOSURES AND WORKFORCE
REDUCTION COSTS AND SAVINGS

(IN MILLIONS)                         ACTUAL               FISCAL YEAR 2004 FORECAST
-------------                    ----------------        -------------------------------
                                   Q1         Q2          Q3          Q4       FULL YEAR
                                   --         --          --          --       ---------
PRE-TAX CHARGE                   $ (1)       $ (8)       $ (3)       $ (6)       $(18)
PRE-TAX SAVINGS                    --           1           3           6          10
                                 ------      ------      ----        ----        ------
NET PRE-TAX IMPACT               $ (1)       $ (7)       $ --        $ --        $ (8)
                                 ======      ======      ====        ====        ======
DILUTED EARNINGS PER SHARE       $(0.01)     $(0.07)     $ --        $ --        $(0.08)
                                 ======      ======      ====        ====        ======

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

FY 2004 FREE CASH FLOW OUTLOOK

(IN MILLIONS)                                                     FULL YEAR
                                                                   FY 2004
                                                          --------------------------
NET INCOME                                                $ 150        -       $ 165
ADJUSTMENTS TO INCOME
    DEPRECIATION AND OTHER AMORTIZATION                     200        -         210
    PENSION AND RETIREE MEDICAL EXPENSE                     130        -         130
    PENSION AND RETIREE MEDICAL CONTRIBUTIONS              (205)       -        (210)
    CHANGES IN ASSETS AND LIABILITIES                        50        -          80
                                                          -----                -----
CASH PROVIDED BY OPERATIONS                                 325        -         375
CAPITAL EXPENDITURES                                       (195)       -        (205)
                                                          -----                -----
FREE CASH FLOW                                            $ 130        -       $ 170
                                                          =====                =====
NET PROCEEDS FROM ACQUISITIONS AND DIVESTITURES (1)       $  89        -       $  89
                                                          =====                =====
CASH DIVIDENDS ($0.40 PER SHARE)                          $ (28)       -       $ (28)
                                                          =====                =====

(1) INCLUDES SALE OF BUSINESSES, PROPERTY AND MARKETABLE SECURITIES.

NOTE: DOES NOT INCLUDE THE EFFECTS OF ANY CHANGES IN A/R SECURITIZATION AND FACTORING OR ANY FUTURE ACQUISITIONS OR DIVESTITURES.

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL

3RD QUARTER FY 2004 SALES OUTLOOK

(IN MILLIONS)                                                     FY 2004
                                                            3RD QUARTER OUTLOOK
                                                      --------------------------------
SALES FY 2003 THIRD QUARTER                           $2,109                    $2,109
                                                      ------                    ------
                     LIGHT VEHICLE SYSTEMS                20           --           25
                     COMMERCIAL VEHICLE SYSTEMS          185           --          190
                     LIGHT VEHICLE AFTERMARKET            --           --            5
                     OTHER                                 1           --            1
                                                      ------                    ------
                     TOTAL CHANGE                        206           --          221
                                                      ------                    ------
SALES FY 2004 THIRD QUARTER                           $2,315           --       $2,330
                                                      ======                    ======

(ARVINMERITOR LOGO)             FISCAL 2004 2ND QUARTER EARNINGS CONFERENCE CALL


3RD QUARTER FY 2004 OUTLOOK

(IN MILLIONS, EXCEPT EPS)                FY 2003                      FY 2004
                                       3RD QUARTER              3RD QUARTER OUTLOOK
                                       -----------       --------------------------------
SALES                                   $   2,109        $2,315           --       $2,330
                                        =========        ======                    ======
OPERATING MARGIN                              4.6%          4.0%          --          4.3%
                                        =========        ======                    ======
NET INCOME                              $      47        $   48           --       $   52
                                        =========        ======                    ======
DILUTED EARNINGS PER SHARE              $    0.69        $ 0.70           --       $ 0.75
                                        =========        ======                    ======



NOTE: OUTLOOK DOES NOT INCLUDE THE IMPACT OF ANY ACQUISTIONS OR DIVESTITURES.

                              (ARVINMERITOR LOGO)